UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2016

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Avalon Holdings Corporation Annual Meeting of Stockholders was held on April 28, 2016.

The matters presented for a vote and the related results are as follows:

1.	ELECTION OF DIRECTORS

The following directors were elected by the holders of Class B Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Ronald E. Klingle	6,111,830	-0-	-0-	-0-
Bryan P. Saksa	6,111,830	-0-	-0-	-0-
David G. Bozanich	6,111,830	-0-	-0-	-0-

          The following directors were elected by the holders of the Class A Common Stock:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Kurtis D. Gramley	1,116,011	1,101,886	-0-	962,280
Stephen L. Gordon	1,116,323	1,101,574	-0-	962,280

2.	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Votes For	Votes Against	Abstentions	Broker Non-votes
7,391,800	866,112	71,815	962,280

Pursuant to the foregoing votes, the Executive Compensation of the Named Executive Officers of Avalon Holdings Corporation was approved in the non-binding vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 28, 2016

Avalon Holdings Corporation

By:	/s/ Bryan P. Saksa
Bryan P. Saksa
Chief Financial Officer

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